Filed Pursuant to Rule 497(e)
Registration No. 333-197427; 811-22980
ANGEL OAK FINANCIALS INCOME IMPACT FUND
Class A | Class C | Institutional Class

a series of Angel Oak Funds Trust

Supplement to the Prospectus, Statement of Additional Information (“SAI”) and Summary Prospectus, each dated May 31, 2023, as supplemented to date

April 12, 2024

This supplement provides new and additional information beyond that contained in the Prospectus, SAI and Summary Prospectus, and should be read in conjunction with the Prospectus, SAI and Summary Prospectus.

At a meeting held on April 10, 2024, the Board of Trustees (the “Board”) of Angel Oak Funds Trust determined that it was in the best interests of the shareholders of the Angel Oak Financials Income Impact Fund (the “Fund”) to liquidate the Fund and approved the liquidation of the Fund pursuant to a Plan of Liquidation (the “Plan”).

Accordingly, effective on or about April 12, 2024, shares of the Fund will no longer be available for purchase. All shares of the Fund will be liquidated in accordance with the Plan on or about May 24, 2024 (the “Liquidation Date”).

On or about the Liquidation Date, the Fund will distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund in cash, after paying, or setting aside the amount to pay, any liabilities. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund and receive the net asset value thereof in cash or in‑kind, as provided in the Fund’s Prospectus. Shareholders may also exchange their shares for shares of the same class of another Angel Oak mutual fund at net asset value without imposition of a sales load. If shareholders of Class C Shares redeem their shares, no contingent deferred sales charge will be imposed on those redemptions.

As soon as practicable after the date of this supplement, the Fund will wind up its business and affairs, and the Fund will cease investing its assets in accordance with its stated investment strategies and policies. On or before the Liquidation Date, all portfolio holdings of the Fund will be converted to cash or cash equivalents. As a result, the Fund will not be able to achieve its investment objective and will deviate from its investment strategies and policies during the period between the date of this supplement and the Liquidation Date.

If a shareholder remains invested in the Fund as of the Liquidation Date, the shareholder’s shares will be redeemed automatically, on or promptly after the Liquidation Date, at net asset value per share as of the Liquidation Date. Redemption of shares by a shareholder as part of a liquidation generally will be considered a taxable event. Prior to the liquidation, the Fund may make distributions of income and capital gains. You should consult your tax advisor for information regarding all tax consequences applicable to your investment in the Fund. Shareholders who own Fund shares in a tax deferred account, such as an individual retirement account, should consult their tax advisors regarding the tax consequences applicable to the reinvestment of the proceeds of the liquidating distribution.

Shareholders may redeem all or a portion of their shares of the Fund before the Liquidation Date, and as a result the Fund and its remaining shareholders may experience adverse effects. These shareholder redemptions may also negatively impact the Fund’s net asset value per share.

Please retain this Supplement with your Prospectus, SAI and Summary Prospectus for future reference.